Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTIONS 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Avi Kostelitz, President, Chief Executive Officer and Interim Chief Financial Officer of TraceGuard Technologies, Inc. (the “Company”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-Q of the Company for the quarter ended September 30, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2008

/s/ Avi Kostelitz
Avi Kostelitz, President
(Principal Executive Officer and Chief Financial Officer)

A signed original of this written statement, required by section 906, has been provided to TraceGuard Technologies Inc. and will be retained by TraceGuard Technologies Inc. and furnished to the Securities and Exchange Commission or it staff, upon request.